The AAL Mutual Funds

Supplement dated February 1, 2001

The information below supplements the information contained in The AAL Mutual Funds Institutional Shares Prospectus dated July 1, 2000, as amended July 3, 2000. This supplement updates certain information contained in your prospectus. This supplement should be read with each prospectus.

Effective February 10, 2001, PFPC, Inc. will perform the duties of transfer agent for The AAL Mutual Funds. All prospectus references to Firstar Mutual Fund Services, LLC in “Shareholder Information” are hereby amended to read PFPC, Inc.

"How To Purchase (Buy) Shares" is amended to include:

Instruct your bank to use the following instructions when wiring funds:

Wire To:
     Boston, MA
     ABA # 011001234

Credit:
     PFPC, Inc., as Agent for the benefit of The AAL Mutual Funds
     Account # 014338

Further Credit:
     Name of Fund
     Shareholder Account Number
     Shareholder Registration/Name

C-50825PS1 1-01